                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

- ------------------------------------------------------------------------------

                     ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
               (Name of Registrant as Specified in Its Charter)

- ------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

        5)  Total fee paid:

     -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     -------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     3)  Filing Party:

     -------------------------------------------------------------------------

     4)  Date Filed:

     -------------------------------------------------------------------------

                                  [LETTERHEAD]



August 15, 1997

Dear Stockholder:

     On behalf of the Board of Directors, I am pleased to extend to you an invitation to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. (the "Corporation") to be held in New York, New York at the American Stock Exchange, on Thursday, September 18, 1997, beginning at 11:00 Eastern Time.

     The notice of meeting and proxy statement which appear on the following pages contain information about matters which are to be considered at the meeting. During the meeting we will also review operating results for the past year and present other information concerning the Corporation and its subsidiary. The meeting should be interesting and informative and we hope you will be able to attend.

     In order to ensure that your shares are voted at the meeting, please complete, date, sign and return the enclosed postage pre-paid envelope at your earliest convenience. Every stockholder's vote is important, whether you own a few shares or many.


                                           Very truly yours,


                                           /s/  Anthony A Cetrone

                                           Anthony A. Cetrone
                                           Chairman

                     ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD THURSDAY, SEPTEMBER 18, 1997


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Arrhythmia Research Technology, Inc., a Delaware corporation (the "Company"), will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, on Thursday, September 18, 1997 at 11:00 a.m., local time, for the following purposes:

    1. To elect three directors, each for a term of three years to expire at the 2000 Annual Meeting;

    2.   To approve the Arrhythmia Research Technology, Inc. 1997 Stock Option
         Plan;

    3. To approve the appointment of Coopers & Lybrand to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997; and

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The close of business on August 15, 1997, has been fixed by the Board of Directors of the Company as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may insure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the office of the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.


                                  By Order of the Board of Directors


                                  /s/  NANCY C. GARBADE

                                  Nancy C. Garbade
                                  Secretary

August 15, 1997

                     ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
                       5910 COURTYARD DRIVE, SUITE 300
                             AUSTIN, TEXAS 78731
                               PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 18, 1997

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited by the Board of Directors on behalf of Arrhythmia Research Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 18, 1997, at 11:00 a.m. at the American Stock Exchange, 86 Trinity Place, New York, New York, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. When such Proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon, or if no direction is indicated, they will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting. Abstentions are counted as shares present in the determination of whether the shares represented at the meeting constitute a quorum, and are counted as votes against proposals to be acted on by the Stockholders. Broker non-votes, however, will not be considered as present at the meeting in determining the presence of a quorum and are not counted for or against proposals to be acted on by the Stockholders. An automated system administered by Continental Stock Transfer & Trust Company, the Company's transfer agent, is used to tabulate the votes.

    This Proxy Statement and the enclosed Proxy are being sent to Stockholders beginning on August 15, 1997. The Company will also supply brokers or other persons holding stock in their names or in the names of their nominees with such number of Proxies and proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith. In addition to solicitation by mail, certain Directors, officers, and regular employees of the Company may solicit proxies by facsimile transmission, telephone, and personal interview.

    The cost of the solicitation of proxies for the 1997 Annual Meeting will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it.

The costs of the solicitation, preparation, and mailing of Proxies are expected to be less than $10,000.

RIGHT TO REVOKE PROXY

    Any Stockholder giving the Proxy enclosed with this Proxy Statement has the power to revoke such Proxy at any time prior to the exercise thereof by filing with the Company a written revocation thereof at or prior to the 1997 Annual Meeting, by executing a Proxy bearing a later date, or by attending the Annual Meeting and voting in person the shares of stock such Stockholder is entitled to vote. Unless the persons named in the Proxy are prevented by circumstances beyond their control from acting, the Proxy will be voted at the 1997 Annual Meeting and at any adjournment thereof in the manner specified therein, but unless otherwise indicated, such Proxy will be voted:

    (1) FOR the election of the three nominees listed under "Election of Directors" as Directors of the Company;

    (2) FOR the approval of the 1997 Arrhythmia Research Technology, Inc. Stock Option Plan;

    (3) FOR the approval of appointment of Coopers & Lybrand to audit the consolidated financial statements of Arrhythmia Research Technology, Inc. for the fiscal year ending December 31, 1997; and

    (4) At the discretion of the Proxy holders, on any other matter that may properly come before the 1997 Annual Meeting or any adjournment thereof.

VOTING SECURITIES

    At the close of business on August 15, 1997, which is the record date for the determination of Stockholders of the Company entitled to receive notice of and vote at the 1997 Annual Meeting or any adjournment thereof, the Company had outstanding 3,563,101 shares of Common Stock, $.01 par value per share (the "Common Stock"), exclusive of 116,115 treasury shares which will not be considered present or entitled to vote. Each share of Common Stock is entitled to one vote.

    The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1997 Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained.

                                  ITEM NO. 1
                            ELECTION OF DIRECTORS

GENERAL INFORMATION

    The Company's By-Laws provide that the number of Directors, as determined from time to time by the Board of Directors, shall not be less than one nor more than nine. The Board of Directors has fixed the number at seven. The By-Laws further provide that Directors shall be divided into three classes (Class I, Class II, and Class III) serving staggered three-year terms, with each to be as nearly equal as possible.

    The Board of Directors has nominated Lawrence S. Black, Michael A. McManus, Jr., and Paul F. Walter, M.D. for election as Class III Directors for a three-year term expiring at the 2000 annual meeting and until their successors are duly elected and qualified. Messrs. Black and McManus and Dr. Walter are presently Directors of the Company whose terms expire at the Annual Meeting.

    The Board of Directors has inquired of each nominee and has ascertained that each will serve, if elected. In the event that any of these nominees should become unavailable for election (which is unexpected), the Board of Directors may designate substitute nominees, in which event the shares represented by the Proxy will be voted for such substitute nominees unless an instruction to the contrary is indicated on the Proxy. In lieu thereof, the Board of Directors may reduce the number of Directors in accordance with the By-Laws of the Company.

    The affirmative vote of the holders of a majority of the shares of Common Stock present (whether in person or by proxy) and entitled to vote is required for the election of Mr. Black, Dr. Walter and Mr. McManus. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MR. BLACK, DR. WALTER, AND MR. MCMANUS AS CLASS III DIRECTORS OF THE COMPANY.

INFORMATION ABOUT NOMINEES AND DIRECTORS

    Biographical information for each person nominated and for each person whose term of office as a Director will continue after the 1997 Annual Meeting is set forth below.

NOMINEES

                                PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,         DIRECTOR
NAME AND AGE                       PAST FIVE YEARS AND DIRECTORSHIPS                SINCE
- ------------                 ---------------------------------------------------   --------
CLASS I (TERM EXPIRES 1999)

Anthony A. Cetrone           Mr. Cetrone has been President and Chief                1992
AGE 68                       Executive Officer of Micron Products Inc., a
                             wholly owned subsidiary of the Company, since June
                             1990. Mr. Cetrone was President and Chief
                             Executive Officer of the Company from January 1993
                             until March 1995. He served as President of Micron
                             Medical Products  Inc., a  manufacturer of
                             silver/silver chloride coated sensors, from 1988
                             until December 1993, when Micron Medical Products
                             Inc. was merged with and into Micron Products Inc.
                             From October 1991 to December 1993, Mr. Cetrone
                             served as Chairman of the Board of Micron Medical
                             Products Inc.  From October 1991 to the March
                             1995, Mr. Cetrone served as Chairman of the Board
                             of Micron Products Inc. Micron Products Inc. filed
                             a bankruptcy petition in November 1991.

Russell C. Chambers, M.D.    Dr. Chambers served as the Company's Chairman of        1982
AGE 54                       the Board until August 1990.  For more than the past
                             five years, Dr. Chambers has been primarily engaged in
                             the management of his personal investments.

- ----------------------------------------------------------------------------------------------

Class II (term expires 1998)

E. P. Marinos                Mr. Marinos has been President and  Chief               1994
AGE 55                       Executive Officer of Pipeline Co. since June 1997.
                             From March 1995 until June 1997, he was President
                             and Chief Executive Officer of the Company.  Mr. Marinos
                             was appointed  interim Vice President, Chief Financial
                             Officer and Chief Operating Officer of the Company in
                             June 1994.  He was President and Chief  Executive
                             Officer of AMT/EMP Associates, a consulting company
                             providing services in the areas of strategic planning,
                             mergers and acquisitions, and organizational restructuring from March 1991 until March 1995.

Julius Tabin                 Since 1949, Dr. Tabin has been a partner in the law     1982
AGE 77                       firm of Fitch, Even, Tabin & Flannery.

                                       4

Class III (term expires 2000)

Lawrence S. Black            Mr. Black is the Chairman and founder of Black & Co.,   1994
AGE 68                       investment bankers. He is also a director of
                             International Yogurt Company and Mt. Bachelor Corp.

Michael A. McManus, Jr.      Mr. McManus has been President and Chief Executive      1994
AGE 54                       Officer of New York Bancorp, Inc. since 1991 and
                             a member of its Board of Directors since 1990.  He was
                             elected Vice Chairman of the Board of Directors of New
                             York Bancorp, Inc. in 1991.  Prior to becoming
                             associated with New York Bancorp, Inc., Mr. McManus was
                             President of Galwag Investment Group from July 1990
                             until October 1991.  From December 1990 until October
                             1991, he was President of Jamcor Pharmaceutical and from
                             July 1986 until July 1990, he was Vice President of
                             Business Planning and Development, Consumer  Division of
                             Pfizer, Inc.

Paul F. Walter, M.D.         Dr. Walter is an electrophysiologist and Professor of   1982
AGE 59                       Medicine at Emory University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The business of the Company is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. During the fiscal year ended December 31, 1996, the Board of Directors held six meetings. Various committees of the Board met a total of four times. Average attendance by incumbent directors at Board and committee meetings was 88% and all of them attended 86% or more of the meetings of the Board and the committees on which they served.

     AUDIT COMMITTEE. The Audit Committee is composed of two non-employee Directors, Michael A. McManus, Jr. and E. P. Marinos. Among its functions, it reviews the scope and effectiveness of audits of the Company by the independent public accountants; selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the Stockholders; reviews the audit plan of the independent public accountants; reviews and approves the fees charged by the independent public accountants; reviews the Company's annual financial statements before their release; reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by employees of the Company with the Company's standards of business conduct policies. The committee met one time in the 1996 fiscal year.

     COMPENSATION COMMITTEE. The two members of the Compensation Committee, Russell C. Chambers and Lawrence S. Black, are non-employee Directors and are ineligible to participate in any of the plans or programs which are administered by the committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company's senior executives, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's Employee Incentive Stock Option Plan. The committee met one time during the 1996 fiscal year.

     EXECUTIVE COMMITTEE. The Executive Committee is composed of four members: Anthony A. Cetrone; Russell C. Chambers, E. P. Marinos and Michael
A. McManus, Jr. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met two times in fiscal year 1996.

     The Board has no standing Nominating Committee.

DIRECTORS' COMPENSATION

     Each non-employee Director receives cash compensation of $1,000 per quarter. Additionally, each non-employee Director receives $500 cash for each meeting at which such Director is present in person and $250 for each meeting at which such Director is present by telephone. Employee directors do not receive cash compensation. In October 1994, the Stockholders approved the grant of options to purchase 18,000 shares of the Company's Common Stock to each non-employee Director. Such options became exercisable upon approval and were granted for a term of ten years. The purchase price of each share of Common Stock covered by an option is equal to the fair market value of a share of Common Stock on the date the option was granted. In the event the fair market value of the Common Stock reaches $6.00 per share, then the option price for one share shall be the fair market value of the Common Stock on the date the option is granted, less the difference between the average closing price of the Common Stock for the 20 trading days immediately preceding the date on which the Director gives notice of his intention to exercise an option and $6.00 per share. Notwithstanding the foregoing, the exercise price may never be less than $1 per share nor greater than the fair market value on the date of grant.

     Mr. Cetrone received options to purchase 24,000 shares of the Company's Common Stock in March 1993. Such options vest at the rate of 1,000 shares per month for so long as the optionee remains a Director and have an exercise price of $4 per share ($1.75 below the market price of the Company's Common Stock on the date the options were authorized.) All options are currently vested. The options issued to Mr. Cetrone terminate in 1998.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                       DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company as of August 1, 1997:

                                            BENEFICIAL OWNERSHIP
                                            --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER         NUMBER    PERCENT
- ------------------------------------        --------------------
R.C. Chambers Irrevocable Trust (1)         222,350-     5.68
     1807 Lake Street
     Lake Charles, Louisiana 70601

1. The beneficiaries of the trust are Dr. Chambers' son and the estate of Dr. Chambers' wife. Both Dr. Chambers' son and the estate of his wife have a 50% interest in the assets of the trust. Dr. Chambers disclaims any beneficial ownership of the Common Stock held by the trust.

     The following table sets forth beneficial ownership of Common Stock as of a recent date for each director of the Company, each executive officer named in the Summary Compensation Table under "EXECUTIVE COMPENSATION" herein and all directors and executive officers as a group. Unless otherwise stated and subject to applicable community property laws, each beneficial owner has sole voting and investment powers with respect to the shares shown.

                                           BENEFICIAL OWNERSHIP (1)
                                           ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER         NUMBER    PERCENT (2)
- ------------------------------------       ------------------------
Lawrence S. Black(5)                         19,500-       .50
Anthony A. Cetrone (4)(5)                   126,167-      3.23
Russell C. Chambers, M.D. (3)(5)             83,450-      2.13
E.P. Marinos(5)                              42,000-      1.07
Michael A. McManus, Jr(5)                    18,000-       .46
Julius Tabin, Ph.D(5)                        38,375-       .98
Paul F. Walter, M.D(5)                       69,375-      1.77
All officers and directors as a
  group (10 persons) (5)                    432,675-     11.06

1. Unless otherwise noted, each person has sole voting and investment power with respect to the shares of Common Stock beneficially owned.
2. The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned has been computed in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.
3. Includes 2,500 shares over which Dr. Chambers has voting power pursuant to an agreement, 12,500 shares held as custodian for his son and 2,500 shares held as custodian for a niece.
4. Includes 67,567 shares held by the Micron Employee Stock Ownership Plan over which Mr. Cetrone shares voting power as Trustee.
5. Includes shares which may be acquired upon the exercise of outstanding options within the next sixty days as follows:
         Lawrence S. Black . . . . . . . . . . . . . .   18,000
         Anthony A. Cetrone. . . . . . . . . . . . . .   58,600
         Russell C. Chambers, M.D. . . . . . . . . . .   18,000
         E. P. Marinos . . . . . . . . . . . . . . . .   42,000
         Michael A. McManus, Jr. . . . . . . . . . . .   18,000
         Julius Tabin. . . . . . . . . . . . . . . . .   18,000

         Paul F. Walter, M.D . . . . . . . . . . . . .   18,000
         Eric Chan . . . . . . . . . . . . . . . . . .   12,000
         Nancy C. Garbade. . . . . . . . . . . . . . .   13,000
                                                        -------
           Total . . . . . . . . . . . . . . . . . . .  215,600
                                                        -------
                                                        -------

                              EXECUTIVE OFFICERS

     The following list sets forth the names, ages and offices of the executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

         NAME                     POSITION                            AGE
    ---------------------------------------------------------------------
    Anthony A. Cetrone. . . . .   Chairman of the Board                68
    Sidney M. Barbanel. . . . .   President                            61
    Eric Chan, Ph.D . . . . . .   Vice President, Engineering          40
    Nancy C. Garbade. . . . . .   Executive Vice President, Secretary  50

     MR. CETRONE has been Chairman of the Board since October 1996. He is President of Micron Products Inc.

     MR. BARBANEL was elected President in June 1997. He was President of ABAS Associates, a medical consulting firm from 1996 to June 1997. Prior to that time, he was Vice President of Cook Pacemakers.

     DR. CHAN has been Vice President of Engineering since May 1992.

     MS. GARBADE has been Secretary of the Company since 1988 and General Counsel since 1990.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

     The aggregate of all plan and non-plan compensation awarded to, earned by, or paid to the Company's Chief Executive Officer, its Chief Financial Officer and Chief Operating Officer (the "Named Executive Officers") for services during the three fiscal years ended December 31, 1996 by the Company and its subsidiaries is shown in the following table:

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM COMPENSATION
                                      ANNUAL COMPENSATION            AWARDS       PAYOUTS
                              ------------------------------------ -------------------------
                                                                      STOCK      LONG-TERM      ALL
                                                                     OPTIONS     INCENTIVE     OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY    BONUS    OPTIONS(1)   (SH)        PAYOUTS   COMPENSATION
- ---------------------------   ----    ------    -----    ----------  -------     ---------  ------------
E.P. Marinos, President and
Chief Executive Officer       1996   $100,000  $ 2,000        -         -        $   -      $     -

Anthony A. Cetrone, President
Micron Products, Inc.         1996   $ 98,000  $17,118        -         -        $   -      $     -

E.P. Marinos, President and
Chief Executive Officer       1995   $ 92,300  $  -           -       80,000(1)  $   -      $     -

Anthony A. Cetrone, President
Micron Products Inc.          1995   $ 98,000  $21,907       5,250    29,000(1)  $   -      $     -

E.P. Marinos, President and
Chief Executive Officer       1994   $ 38,215  $  -           -       18,000(2)  $   -      $     -

Anthony A. Cetrone, President
Micron Products, Inc.         1994   $ 98,000  $22,075      21,000       -       $   -      $      628(3)

Wayne Schroeder, Former Chief
Operating Officer             1994   $ 95,833  $  -         26,250      5,200    $   -      $   10,790(3)

      (1) Mr. Marinos and Mr. Cetrone were granted 60,000 and 20,000 options to purchase shares, respectively, under the Option Plan in October 1995. The shares vest at the rate of 20% per year for five years until fully vested. The exercise price approximated the market price on the date of grant. Mr. Marinos and Mr. Cetrone were granted 20,000 and 9,000 options to purchase shares at an exercise price of $3.00, respectively, outside the Option Plan. Twenty-five percent of the shares vest immediately and the remainder vest at twenty-five percent on each anniversary date, until fully vested. The shares granted outside the Option Plan were approved by the Stockholders. The market price at the date of grant was $3.00.

      (2) Options for the purchase of 18,000 shares at $3.00 per share were granted to all current directors of the Company, at the Annual Meeting of Stockholders on October 25, 1994. The options were immediately exercisable on the date of grant. In the event the value of the Common Stock reaches $6.00 per share, then the exercise price of one share of the Common Stock shall be the fair market value of the Common Stock on the date the Option is granted less the difference between the average closing price of the Common Stock for the twenty trading days immediately preceding the date on which the Optionee gives notice of his intention to exercise an option and $6.00 per share. There is a floor of $1.00 per share.

      (3) Represents certain perquisites, including travel and living expenses.

OPTION GRANTS TABLE

     There were no option grants/SARS in fiscal year 1996.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTIONS VALUES TABLE

     The realized value of aggregated option exercises during 1995 and the value of unexercised in-the-money options at December 31, 1995 held by the Named Executive Officers are shown in the following table:

              OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                       VALUE REALIZED   NUMBER OF UNEXERCISED OPTIONS  VALUE OF UNEXERCISED IN-THE-MONEY
                             SHARES   (MARKET PRICE AT    HELD AT DECEMBER 31, 1996    OPTIONS AT DECEMBER 31, 1996 (1)
                            ACQUIRED    EXERCISE LESS   -----------------------------  ---------------------------------
NAME                      ON EXERCISE  EXERCISE PRICE)  EXERCISABLE     UNEXERCISABLE  EXERCISABLE         UNEXERCISABLE
- ------------------------  -----------  ---------------  -----------     -------------  -----------         -------------
E.P. Marinos . . . . . .       -               -          40,000            58,000     $    -              $    -
Anthony A. Cetrone . . .       -       $       -          66,700            31,300     $    -              $    -

- ----------

     (1) Calculated on the basis of the closing sale price per share for the Common Stock on the American Stock Exchange of $2.50 on December 31, 1996.

                     REPORT OF THE COMPENSATION COMMITTEE

     The following report of the Compensation Committee (the "Committee"), as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the "SEC") and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

     The Compensation Committee is responsible for establishing and reviewing the Company's executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company's stock option plans. The Committee is comprised exclusively of outside Directors (see page 6). All decisions of the Committee relating to compensation of the President and Chief Executive Officer are reviewed and approved by the other non-employee Directors.

COMPENSATION POLICY

     The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to Stockholders. The principal objectives of these policies are as follows:
(1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and Stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership. The Committee utilizes the services of an independent executive compensation consultant in developing and evaluating compensation plans in order to achieve the foregoing objectives.

     This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company's President and Chief Executive Officer and other executive officers were determined for the 1996 fiscal year.

EXECUTIVE COMPENSATION

     The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salary levels are generally targeted to be competitive with the average salaries paid at other companies of similar size and complexity both within and outside the medical device distribution and manufacturing industries. The Committee works with an independent executive compensation consultant to analyze competitive compensation levels at comparable companies.

     BASE SALARY

     Salary level targets are established so that the Company can attract and retain the most qualified employees. The Compensation Committee approves the individual salaries of executive officers. In determining an executive officer's salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive's level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

     INCENTIVE COMPENSATION PROGRAM

     The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility. During fiscal 1996, no amounts were paid to the Company's officers or executives under the plans due to 1995 financial results.

     LONG-TERM INCENTIVE COMPENSATION

     The Company also grants stock options and other equity incentives under the 1987 Employee Stock Option Plan in order to link compensation to the Company's long-term growth and performance and to increases in Stockholder value. Under the 1987 Employee Incentive Stock Option Plan, the Committee may grant stock options to eligible employees of the Company and its subsidiaries. The Committee has broad discretion to establish the terms of such grants. It typically grants awards on an annual basis and may also grant awards to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title. Awards are based on guidelines relating to the employee's position in the Company which are set by the Committee, as well as the employee's current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. Each member of the Committee individually evaluates these factors with respect to each executive and then the Committee reaches a consensus on the appropriate award. During fiscal year 1996, the Committee did not recommend the grant of any options to any Executive Officers.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Mr. Marinos became President and Chief Executive Officer of the Company in March 1995. In accordance with the terms of his Employment Contract, Mr. Marinos earns a salary of $100,000 per annum. During fiscal year 1996, Mr. Marinos received $100,000 in base compensation as an employee of the Company.
He also received a cash bonus in the amount of $2,000. The rate of compensation established by Mr. Marinos' employment contract is the same as that of the former Chief Operating Officer. No increase in salary was authorized due to uncertainties in the marketplace and a continued effort to contain costs. The authorization to grant to Mr. Marinos options to purchase 80,000 shares of Common Stock, to a large extent, ties compensation to future long-term performance.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m).

     Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based". For compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards approved by the Stockholders of the Company. The Committee intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future. The Committee does not currently anticipate that Section 162(m) will limit the deductibility of any compensation paid by the Company to its executive officers during 1995.

     This report on executive compensation is made by and on behalf of the Company's Compensation Committee.

                    Russell C. Chambers, M.D.
                    Lawrence S. Black

                           STOCK PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock for a five-year period (from January, 1990 to December 31, 1996), with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") (which does not include the Company), and the Standard & Poor's Medical Products and Supplies Stock Index (which includes the Company)("S&P Med"). Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested in December 31, 1991 in the Company's Common Stock, S&P 500, and S&P Med.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG ARRHYTHMIA RESEARCH TECHNOLOGY, INC., THE S & P 500 INDEX
          AND THE S & P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) INDEX

                                              12/92  12/93  12/94  12/95  12/96
Arrhythmia Research Technology, Inc. ........  146    169     51     87     51
S & P 500 Index..............................  108    118    120    165    203
S & P Health Care Index......................   86     65     77    131    150

* $100 INVESTED ONN 12/31/91 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                             CERTAIN TRANSACTIONS

     Each transaction between the Company and its officers, Directors or their affiliates have been approved by a majority of the Directors who had no interest in and who were not employed by the Company at the time of such transaction.
The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

     In May 1983, the Company entered into an agreement with Cardiodigital Industries, Inc. ("CDI") pursuant to which the Company granted an exclusive license to CDI to utilize the technology covered by the Simson Patent in connection with the research and development of signal-averaging devices. In consideration of the license, CDI provided $175,000 in financing and granted the Company the option to acquire any technology developed by CDI on an exclusive basis in consideration of either a lump-sum payment of $1,250,000 or a royalty of $150 per cardiac signal-averaging device sold by the Company, up to a maximum of $1,250,000. The Company elected to pay to CDI a royalty of $150 per device sold. Dr. Chambers is the son of the late G. Russell Chambers whose estate is a shareholder in CDI. Julius Tabin, a Director of the Company, is a shareholder of CDI. Royalty fees for the fiscal year ended December 31, 1996 were $10,500.

     Dr. Tabin, a Director of the Company, is a Partner of Fitch, Even, Tabin & Flannery, a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for legal services rendered by Fitch, Even, Tabin & Flannery were approximately $30,000 in 1996. Fitch, Even, Tabin & Flannery received customary compensation in connection with its services to the Company.

     Dr. Russell C. Chambers, a director and shareholder of the Company, is engaged as a consultant to the Company. For the year ended December 31, 1996, health insurance premiums paid on Dr. Chambers' behalf amounted to approximately $5,950.

                               CERTAIN FILINGS

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and Directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of such reports. Based on Company records and other information, the Company believes that its executive officers, Directors, and 10 percent Stockholders timely complied with such filing requirements with respect to the fiscal year ended December 31, 1996.

                                PROPOSAL NO. 2


                    PROPOSAL TO APPROVE THE ADOPTION OF THE
           ARRHYTHMIA RESEARCH TECHNOLOGY, INC. 1997 STOCK OPTION PLAN

GENERAL

     The Board of Directors adopted the Arrhythmia Research Technology, Inc. 1997 Stock Option Plan (the "Plan") on July 16, 1997, subject to the approval of the Company's Stockholders. The Board believes that the Plan will further assist the Company in attracting, retaining and motivating the best qualified directors, officers and other key employees, and will further enhance the long-term mutuality of interest between the Company's Stockholders and its directors, officers and key employees. The principal features of the Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A.

     Under the Plan, the Compensation Committee (the "Committee") of the Board may grant options to officers and other key employees of the Company and its subsidiaries. The number of grantees and the number of Common Shares subject to options awarded to each grantee may vary from year to year. The maximum number of Common Shares for which an individual may receive awards of options is limited to 50,000 Common Shares over a one-year period. As of the date of this Proxy Statement, no determination has been made regarding the identity of the officers and key employees to whom awards of options may be made under the Plan or the number and type of such awards that will be made to any such officer or key employee. The Company estimates that approximately 10 employees of the Company and its subsidiaries will be eligible to receive options under the Plan, including the current President.

     Additionally, each year, on the first business day following the date of the annual meeting of stockholders, each Non-employee Director will automatically receive an option to acquire 3,000 Common Shares at the fair market value thereof on the date the option is granted.

     The maximum number of Common Shares that may be issued under the Plan is 100,000. The Common Shares may be unissued shares or treasury shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's Common Shares, appropriate adjustments will be made by the Committee in the number of shares that may be issued in the future and in the number of shares and price under all outstanding grants made before the event. If Common Shares under an option are not issued, those Common Shares will again be available for inclusion in future grants. The awards authorized under the Plan are subject to applicable tax withholding by the Company.

GRANTS UNDER THE PLAN

     OPTIONS FOR EMPLOYEES. The Committee may grant options qualifying as incentive stock options under Section 422 of the Code and non-qualified stock options. The exercise price of either a non-qualified stock option or an incentive stock options will be equal to the fair market value of the Common Shares on the date of grant. With respect to any individual who owns 10% or more of the stock of the Company or one of its subsidiaries (a "10% Owner"), the exercise price for an incentive stock option will be equal to 110% of the fair market value of the Common Shares on the date of grant. For purposes of the Plan, fair market value means, on any date, the closing price of the Common Shares as reported on the American Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Common Shares are traded or quoted at the relevant time) on such date. On August 1, 1997, the fair market value of the Common Shares was $2.125. To exercise an option, an employee may pay the exercise price in cash, or if permitted by the Committee, by delivering other Common Shares. The Committee may provide that if an employee exercises an option by surrendering Common Shares, the Employee will be granted a new option (a "Reload Option") for a number of Common Shares equal to the number so surrendered, with such other terms and conditions as the Committee determines.

     The term of each option will be fixed by the Committee, but may not exceed ten (10) years from the date of grant. With respect to a 10% Owner, the term of any incentive stock option may not exceed five (5) years from the date of grant. The Committee will determine the time or times when each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. In the event that the Committee does not specify a specific exercise schedule at the time of grant, each option will become exercisable in three approximately equal annual installments beginning on the first anniversary of the date of grant.

     OPTIONS FOR NON-EMPLOYEE DIRECTORS. Under the Plan, each Non-employee Director who is a member of the Board on the first business day after each annual meeting of stockholders during the term of the Plan will receive an automatic annual grant of a non-qualified stock option to purchase 3,000 Common Shares. The exercise price for each such option will be the fair market value of a Common Share, on the date the option is granted. Each such option will become exercisable six (6) months after the date it is granted, and will remain exercisable until the earlier of (i) the tenth anniversary of the date of grant or (ii) the first anniversary of the date the director ceases to be a member of the Board; provided, however, that all options will be canceled on the date a director ceases to be a member of the Board if the director leaves the Board after having been convicted of, or pled guilty or NOLO CONTENDERE to, a felony.

     TERMINATION OF EMPLOYMENT. In the event of termination of employment by reason of retirement, long-term disability or death, any option held by an employee may thereafter be exercised in full for a period of five (5) years (or such shorter period as the Committee will determine at grant), subject in each case to the stated term of the option. In the case of an incentive stock option, this five-year period is shortened to three months after termination of employment by reason of retirement and to one year after termination of employment by reason of death or long-term disability. In the event of an employee's termination of employment for cause, any options held by him will be forfeited. In the event of an employee's termination of employment for any reason other than retirement, long-term disability, death or cause, any options held by him will be exercisable, to the extent exercisable on the date of termination, for a period of thirty (30) days.

     CHANGE IN CONTROL PROVISIONS. The Plan provides that, except as provided below, in the event of a "Change in Control" (as defined in the Plan), the vesting date of each option granted to an employee will be accelerated to permit the employee to exercise such option immediately upon the occurrence of the Change in Control. Notwithstanding the foregoing, if the Committee determines that the grantee of such award will receive a new award (or have his prior award honored) in a manner which preserves its value and eliminates the risk that the value of the award will be forfeited due to involuntary termination, no acceleration will occur as a result of a Change in Control. The exercise date of options granted to a non-employee director will be accelerated unless the Common Shares remain publicly traded, and the director remains a director of the Company, immediately following the Change in Control.

     OTHER INFORMATION. Awards under the Plan are not transferable except by will or the laws of descent and distribution and may be exercised only by the grantee during his or her lifetime. The Board may terminate or suspend the Plan at any time but such termination or suspension will not affect any options then outstanding under the Plan. Unless terminated by action of the Board, the Plan will continue in effect until September 18, 2007, but awards granted prior to such date will continue in effect until they expire in accordance with their terms. The Board or the Committee may also amend the Plan as it deems advisable; however, it is presently intended that all material amendments to the Plan will be submitted to the Stockholders for their approval to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as time to time in effect and the Internal Revenue Code. The Committee may amend the term of any award or option theretofore granted, retroactively or prospectively, but no such amendment will adversely affect any such award or option without the holder's consent. No amendment which affects the provisions of the Plan pertaining to the options granted to Non-employee Directors may be adopted within six (6) months of any prior amendment relating to such provisions of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences to the Company and participants in the Plan based on federal income tax laws currently in effect.

     NON-QUALIFIED STOCK OPTIONS. An individual will not recognize income upon the grant of a non-qualified stock option. The individual may recognize ordinary income upon the exercise of a non-qualified stock option, in which event the Company will receive a tax deduction equal to the amount of income recognized, provided that any applicable withholding requirements are satisfied. Generally, the amount of such ordinary income and deduction is the excess, if any, of the fair market value on the exercise date of the Common Shares acquired over the aggregate exercise price paid. Any ordinary income recognized by an individual upon the exercise of a non-qualified stock option will increase his tax basis for the Common Shares received. Upon a subsequent sale or exchange of such Common Shares, the individual will recognize capital gain or loss to the extent of the difference between the selling price of such Common Shares and his tax basis in such Common Shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon the individual's holding period for such Common Shares.

     If the holder of a non-qualified stock option pays the exercise price, in whole or in part, with previously acquired Common Shares, the holder will recognize ordinary income in the amount by which the fair market value of the Common Shares received exceeds the exercise price. The individual will not recognize gain or loss upon delivery of the previously acquired Common Shares to the Company. The Common Shares received by the holder equal in number to the previously acquired Common Shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired Common Shares. Common Shares received by the holder of the non-qualified stock option in excess of the number of previously acquired Common Shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional Common Shares will commence as of the date of exercise.

     INCENTIVE STOCK OPTIONS. An employee will not recognize income upon either the grant of an incentive stock option or upon the exercise of the incentive stock option. The employee will recognize gain or loss, depending on his basis in the Common Shares (which is generally equal to the exercise price paid for the Common Shares), upon the sale or other disposition of the Common Shares acquired upon exercise. If certain statutory holding periods are met, such gain or loss will be long-term capital gain or loss and the Company will not be entitled to any Federal income tax deduction. If the holding periods are not met, the employee must be required to recognize ordinary income and the Company will be entitled to a tax deduction equal to the amount of ordinary income, if any, recognized, provided that applicable withholding tax requirements are satisfied.

     Incentive stock options will be treated as non-qualified stock options to the extent that the aggregate fair market value of the Common Shares (determined at the time the options are granted) with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year (whether as a result of acceleration of exercisability or otherwise) exceeds $100,000.

     An employee who exercises an incentive stock option maybe subject to an alternative minimum tax since, for purposes of the alternative minimum tax, the option will be treated as a non-qualified stock option. Accordingly, the taxable event for alternative minimum tax purposes will generally occur on the exercise of the option.

     OTHER MATTERS. The Plan is intended to comply with Section 162(m) of the Code which was enacted as part of the Omnibus Budget Reconciliation Act of 1993.
Section 162(m) of the Code prohibits a publicly-held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. Upon the approval of the Plan by the Stockholders, options awarded under the Plan will qualify as performance-based compensation, as defined in Code Section 162(m) and the regulations issued by the Department of the Treasury under such section. As such, the income attributable to such options is not subject to the deduction limit of Code Section 162(m).

RECOMMENDATION AND VOTE

     To be approved, this proposal requires the affirmative vote of the holders of a majority of the voting stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS YOU FOR FOR THE APPROVAL OF THE ADOPTION OF THE ARRHYTHMIA RESEARCH TECHNOLOGY, INC. 1997 STOCK OPTION PLAN AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE. ABSTENTIONS ON THIS PROPOSAL WILL BE COUNTED FOR QUORUM PURPOSES BUT NOT VOTED.

                                  PROPOSAL NO. 3

                            INDEPENDENT ACCOUNTANTS

     The Directors of the Company have selected the firm of Coopers & Lybrand as the auditors of the Company for the fiscal year ending December 31, 1997, subject to the approval of the stockholders. Coopers & Lybrand has acted for the Company as auditors since 1987.

     Before the Audit Committee recommended to the full Board the appointment of Coopers & Lybrand, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing.

     The amount of the fees for audit and tax services performed by Coopers & Lybrand relating to fiscal year 1996 was approximately $74,862. Representatives of Coopers &

Lybrand are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

RECOMMENDATION AND VOTE

     To be approved, this proposal requires the affirmative vote of the holders of a majority of the voting stock of the Company present in person or represented by proxy at the Annual Meeting entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF COOPERS & LYBRAND AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997 AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Stockholders are entitled to submit proposals on matters appropriate for Stockholder action consistent with regulations of the Securities and Exchange Commission. Should a Stockholder intend to present a proposal at the 1998 Annual Meeting, it must be received by the Secretary of the Company (5910 Courtyard Drive, Suite 300, Austin, Texas 78731) not later than April 30, 1998 and must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

     No person is authorized to give any information or to make any representation other than that contained in this Proxy Statement, and if given or made, such information may not be relied upon as having been authorized.

     Copies of the Company's 1996 Annual Report on Form 10-K are being sent to all Stockholders along with this Proxy Statement. Additional copies will be furnished without charge to Stockholders upon written request. All written requests should be directed to Arrhythmia Research Technology, Inc., Secretary, 5910 Courtyard Drive, Suite 300, Austin, Texas 78731.

                         ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
                                1997 STOCK OPTION PLAN

                                      SECTION 1

                                       PURPOSE

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors and (b) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                      SECTION 2

                                     DEFINITIONS

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below:

          (a)  "ACT" means the Securities Exchange Act of 1934, as amended.

          (b)  "AWARD" means any Option.

          (c)  "BOARD" means the Board of Directors.

          (d) CAUSE" means (i) the willful failure by a Participant to perform substantially his duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of NOLO CONTENDERE to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to complete or interfere with the Company or any Subsidiary.

          (e) "CHANGE IN CONTROL" means the occurrence of any of the following events:

                    (i) the members of the Board at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period, shall be treated as an Incumbent Director, or

                   (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, or any employee benefit plan of the Company or of any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing more than 25% of the combined voting power of the Company's then outstanding securities; or

                  (iii) the shareholders of the Company shall approve a definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the shareholders of the Company immediately prior to the effective date of such merger own less than 50% of the voting power in such corporation; or (2) for the sale or other disposition of all or substantially all of the assets of the Company; or

                   (iv) the purchase of Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any of the its subsidiaries, or an employee benefit plan of the Company or any of its Subsidiaries, for more than 25% of the Stock of the Company.

          (f)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means the Compensation Committee of the Board which shall have the meaning ascribed to a "compensation committee" in Section 1.162-27(c)(4) of the final regulations promulgated under Section 162(m) of the

               Code and which shall consist of three or more members, each of whom shall be (i) a person from time to time permitted by the rules promulgated under Section 16 of the Act in order for grants of Awards to be exempt transactions under said Section 16 and (ii) receiving remuneration in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the final regulations promulgated under Section 162(m) of the Code and the rulings thereunder.

          (h) "COMPANY" means Arrhythmia Research Technology, Inc. a Delaware corporation, and any successor thereto.

          (i) "DIRECTOR OPTION" means a Nonstatutory Stock Option granted to each Eligible Director pursuant to Section 6.7 without any action by the Board or the Committee.

          (j) "DISABILITY" means the inability of the Participant to perform his duties for a period of at least six months due to a physical or medical infirmity. Notwithstanding the foregoing, with respect to Incentive Stock Options, the term "Disability" shall be defined as such term is defined in Section 22(e)(3) of the Code.

          (k) "ELIGIBLE DIRECTOR" means, on any date, a person who is serving as a member of the Board and who is not and has never been an Employee.

          (l) "EMPLOYEE" means any officer or other key executive and management employee of the Company or of any of its Subsidiaries.

          (m) "FAIR MARKET VALUE" means, on any date, the closing price of the Stock as reported on the American Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on the American Stock Exchange (or such other market or system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

          (n) "OPTION" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either in "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) a "Nonstatutory Stock Option (NSO) which does not qualify for treatment as an "Incentive Stock Option."

          (o) "PARTICIPANT" means any Employee designated by the Committee to participate in the Plan.

          (p) "PLAN" means the Arrhythmia Research Technology, Inc. 1997 Stock Option Plan, as in effect from time to time.

          (q) "RETIREMENT" means termination of a Participant's employment on or after the normal retirement date or, with the Committee's approval, on or after any early retirement date established under any retirement plan maintained by the Company or a Subsidiary in which the Participant participates.

          (r) "STOCK" means the Common Shares, without par value, of the Company.

          (s) "SUBSIDIARY" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

     2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                      SECTION 3.

                            ELIGIBILITY AND PARTICIPATION

      Except as otherwise provided in Section 6.7, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

                                      SECTION 4.

                               POWERS OF THE COMMITTEE

     4.1 POWER TO GRANT. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such participant may receive, whether or not granted at different times.

     4.2 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

                                      SECTION 5.

                                STOCK SUBJECT TO PLAN

     5.1 NUMBER. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed 100,000 shares of Stock. Subject to the provisions of Section 5.3, no Employee shall receive Awards for more than 30,000 shares of Stock over any one-year period. For this purpose, to the extent that any Award is cancelled (as described in Section 1.162-27(e)(2)(vi)(B) of the final regulations promulgated under
          Section 162(m) of the Code), such cancelled Award shall continue to be counted against the maximum number of shares of Stock for which Awards may be granted to an Employee under the Plan. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

     5.2  CANCELLED, TERMINATED, OR FORFEITED AWARDS.  Except as provided in
          Section 5.1, any shares of Stock subject to an Award which for any reason is cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan.

     5.2 ADJUSTMENTS IN CAPITALIZATION. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend) merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Awards under Section 5.1 or subject to outstanding Awards and the respective prices and/or limitations applicable to outstanding Awards may be appropriately adjusted by the Committee, whose determination shall be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number of shares subject to outstanding Options held by Participants a corresponding adjustment shall be made to the number of shares subject to outstanding Director Options and if an adjustment is made to the number of shares of Stock authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of shares subject to each Director Option thereafter granted pursuant to Section 6.7.

                                      SECTION 6.

                                       OPTIONS

     6.1 GRANT OF OPTIONS. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatuatory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

     6.2 OPTION PRICE. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value of the Stock on the date the Option is granted. To the extent that an Incentive Stock Option is granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code)

          Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or of any Subsidiary, such Incentive Stock Option shall have an exercise price which is not less than 110% of the Fair Market Value on the date the Option is granted.

     6.3 EXERCISE OF OPTIONS. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service, as the Committee may impose, either at or after the time of grant of such Options; provided, however, that if the Committee does not specify another exercise schedule at the time of grant, each Option shall become exercisable in three approximately equal installments on each of the first three anniversaries of the date of grant, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than 10 years after the date on which it is granted; provided, however, in the case of an Incentive Stock Option granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code) Stock possessing more than 10% of total combined voting power of all classes of Stock of the Company or any Subsidiary, such Incentive Stock Option shall not be exercisable for more than five (5) years after the date on which it is granted.

     6.4 PAYMENT. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve.
          The Committee may, in its discretion, permit a Participant to make payment in stock already owned by him, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock.

     6.5 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Section 421 of the Code. Further, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time any Participant during any calendar year (under all option plans of the Company and all Subsidiaries of the Company) shall not exceed $100,000.

     6.6 DIRECTOR OPTIONS. Nothwithstanding anything else contained herein to the contrary, on the first business day following the date of each annual meeting of shareholders during the term of the Plan, each Eligible Director shall receive a Director Option to purchase 3,000 shares of Stock at an exercise price per share equal to the Fair Market Value of the Stock on the date of grant. Each Director Option shall be exercisable six months after the date of grant and shall remain exercisable until the earlier to occur of (i) the tenth anniversary of the date of the grant or (ii) the first anniversary of the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or NOLO CONTENDERE to, a felony, his Director Options shall be cancelled on the date he ceases to be a director. An Eligible Director may exercise a Director Option in the manner described in Section 6.4

                                  SECTION 7.

                          TERMINATION OF EMPLOYMENT

 7.1 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within five (5) years (or such shorter period the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any Incentive Stock Option, a Participant who terminates his employment by reason of Retirement may exercise such Incentive Stock Option at any time prior to the expiration of the term of the Option or within three (3) months following the Participant's termination of employment, whichever period is shorter.

 7.2 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death or Disability, any Options granted to such participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the participant or the Participant's designated beneficiary, and if none is named, in accordance with Section 10.2, at any time prior to the expiration date of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any Incentive Stock Option, a Participant whose employment terminates by reason of death or Disability may exercise (or his designated beneficiary may exercise, in the case of death) such Incentive Stock Option at any time prior to the expiration of the term of the Option or within one (1) year following the Participant's termination of employment, whichever period is shorter.

 7.3 TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited.

 7.4 TERMINATION OF EMPLOYMENT FOR ANY OTHER REASON. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 7.1, 7.2 or 7.3, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall remain exercisable until the earlier to occur of (i) the expiration of the term of such Options or (ii) the thirtieth day following the Participant's termination of employment whichever period is shorter.

                                  SECTION 8.

                              CHANGE IN CONTROL

 8.1 ACCELERATED VESTING AND PAYMENT.  Subject to the provisions of Section
     8.2 below, in the event of a Change in Control, each Option (excluding any Director Option) shall vest immediately and become exercisable.

 8.2 ALTERNATIVE AWARDS. Nothwithstanding Section 8.1, no acceleration of the vesting period shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

     (i) be based on stock which is traded on an established securities market,or which will be so traded within 60 days of the Change in Control;

     (ii) provided such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

    (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

    (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's written consent.

 8.3 DIRECTOR OPTIONS. Upon a Change in Control, each Director Option granted to an Eligible Director shall be vest immediately and become exercisable unless (i) the Stock remains traded on an established securities market following the Change in Control and (ii) such Eligible Director remains on the Board following the Change in Control.

                                  SECTION 9.

               AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

   The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided, however, that no amendment may be made to Section 6.6 or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended. Any such amendment, termination or suspension may be made without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Act, or any successor rule or regulation, (b) to satisfy applicable requirements of the Code or (c) to satisfy applicable requirements of any securities of the Code or (c) to satisfy applicable requirements of any securities exchange on which are listed any of the Company's equity securities. No amendment of the Plan shall result in any Committee member's losing his status as a "disinterested person" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company or result in the Plan's losing its status as a plan satisfying the requirements of said Rule 16b-3. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

                                 SECTION 10.

                          MISCELLANEOUS PROVISIONS

10.1 NONTRANSFERABILITY OF AWARDS. No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant and all rights with respect to any Director Options granted to an Eligible Director shall be exercisable during his lifetime only by such Eligible Director.

10.2  BENEFICIARY DESIGNATION.  Each Participant and each Eligible
      Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation shall revoke all prior designations by the same participant or Eligible Director, shall be in a form prescribed by the Committee, and shall be effective only when filed in writing with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by his surviving spouse, if any, or otherwise to or by his estate and Director Options outstanding at the Eligible Director's death shall be exercised by his surviving spouse, if any, or otherwise by his estate.

10.3 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards. Nothing in the Plan shall confer upon an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.

10.4 TAX WITHHOLDING. The Company shall have the power to withold, or require a Participant or Eligible Director to remit to the company, an amount sufficient to satisfy Federal, State, and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total Federal, State, and local tax obligation associated with the transaction.

10.5 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

10.6 NO LIMITATION ON COMPENSATION. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or pay compensation to its Employees or directors, in cash or property, in a manner which is not expressly authorized under the Plan.

10.7 REQUIREMENTS OF LAW. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding the foregoing, no Stock shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or traded, the Nasdaq National Market or any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

10.8 TERM OF PLAN. The Plan shall be effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of he holders of a majority of the shares of voting stock present in person or represented by proxy at the 1997 Annual Meeting of Shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 9, until the tenth anniversary of the date on which it is adopted by the Board.

10.9 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

10.10 NO IMPACT ON BENEFITS. Plan Awards are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR STOCKHOLDERS MEETING ON SEPTEMBER 18, 1997

    The undersigned hereby appoints Carolyn S. Mullins and Kathleen Watt and each or either of them, as true and lawful agents and proxies with full power of substitution in each to represent the undersigned in all matters coming before the 1997 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Thursday, September 18, 1997 at 11:00 p.m. local time, and any adjournment thereof, and to vote as follows:

1.  ELECTION OF DIRECTORS:

    Nominees: Lawrence S. Black, Michael A. McManus, Jr. and Paul F. Walter.
    / / VOTE FOR all nominees listed above, except withhold from following nominees (if any): _________________________________________________________

                                        OR

    / /  VOTE WITHHELD from all nominees listed above.

2.  APPROVAL OF THE ARRHYTHMIA RESEARCH TECHNOLOGY, INC. 1997 STOCK OPTION PLAN

                / /  VOTE FOR   / /  VOTE AGAINST   / /  ABSTAIN

3.  APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P.

                / /  VOTE FOR   / /  VOTE AGAINST   / /  ABSTAIN

4.  OTHER MATTERS

    In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AND WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT FOR ITEMS 2, 3 AND 4.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                          PLEASE SIGN AND DATE:

                                          Dated:                          , 1997
                                                --------------------------


                                          --------------------------------------

                                                        Signature

                                          --------------------------------------

                                                       Printed Name

                                          --------------------------------------

                                                        Signature

                                          --------------------------------------

                                                       Printed Name

                                          (Joint Owners Should Each Sign,
                                          Attorneys-in-Fact, Executors,
                                          Administrators, Custodians, Partners,
                                          or Corporate Officers Should Give
                                          Their Full Title.)

                    PLEASE DATE, SIGN AND RETURN THIS PROXY
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES